SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2002

                               Netro Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                     000-26963                 77-0395029
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                            95134
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(Address of Principal Executive Offices)
                             (Zip Code)
Registrant's telephone number, including area code     (408) 216-1500
                                                       -------------------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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     Netro Corporation ("Netro") hereby amends and corrects the following exhibits to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 6, 2002.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         99.2     Letter dated July 14, 2001 (received July 14, 2002).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 2002                              By: /s/ Sanjay Khare
                                                       -------------------------
                                                       Sanjay Khare
                                                       Vice President and Chief
                                                       Financial Officer

                                 Exhibit Index

         99.2     Letter dated July 14, 2001 (received July 14, 2002).